                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               COUNTY BANK CORP
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              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT


                                 APRIL 17, 1998







                             [COUNTY BANK CORP LOGO]

                                COUNTY BANK CORP
                            83 WEST NEPESSING STREET
                             LAPEER, MICHIGAN 48446

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                     TO THE STOCKHOLDERS OF COUNTY BANK CORP

Notice is hereby given that the Annual Meeting of Stockholders of County Bank Corp (the Corporation) will be held at Edward's of Lapeer, 325 E. Genesee Street, Lapeer, Michigan on Friday, April 17, 1998 at 3:00 p.m. for the following purposes:

   1. To elect the following three (3) directors to comprise Class I of the Board of Directors, to serve a three (3) year term to expire at the Annual Meeting of Stockholders in 2001: Curt Carter, Dr. Ernest W. Lefever and Charles E. Schiedegger.

   2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only those stockholders of record at the close of business February 28, 1998 shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, if you are unable to be present, please execute and return promptly the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. If you are unable to attend the meeting but desire to revoke your proxy, please contact Laird Kellie, Secretary of the Corporation, prior to the date of the meeting.

Immediately following the meeting, wine and hors d'oeuvres will be served. I welcome and encourage your attendance.

By Order of the Board of Directors
CURT CARTER
President and Chief Executive Officer

Dated March 25, 1998

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                COUNTY BANK CORP
                                LAPEER, MICHIGAN

                                 MARCH 25, 1998

This Proxy Statement is furnished to the stockholders of County Bank Corp (the Corporation) in connection with the solicitation, by the Board of Directors of the Corporation, of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 17, 1998 at 3:00 p.m., at Edward's of Lapeer, 325 E. Genesee Street, Lapeer, Michigan. Solicitation of proxies is being made by mail or telephone by employees of the Corporation's subsidiary, Lapeer County Bank & Trust Co. (the Bank), and all costs will be at the Bank's expense.

Stockholders of record at the close of business on February 28, 1998 will be entitled to vote. Each share is entitled to one vote on each matter to be voted on at the meeting. On the record date, there were 1,200,000 shares authorized and 593,236 shares of common stock, $5.00 par value, outstanding and entitled to vote. This stock constitutes the only voting securities of the Corporation. Beneficial ownership in excess of five percent (5%) of the common stock, as of the record date is as follows:

Richard E. Calvert                                 42,242 shares of common stock
7784 E. Shore Road
Traverse City, Michigan 49686                                              7.12%

                              ELECTION OF DIRECTORS

Pursuant to the terms of the Articles of Incorporation of the Corporation, the Board of Directors is divided into three (3) classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. The current number of members of the Board of Directors, as fixed by the directors, is nine (9). The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Stockholders. At the forthcoming annual meeting, the stockholders will be asked to elect three (3) directors to serve in Class I of the Board of Directors.

Nominees for election at the forthcoming Annual Meeting are Curt Carter, Dr. Ernest W. Lefever and Charles E. Schiedegger, all of whom are present directors of the Corporation. Nominations other than those made by or on behalf of management must be made in accordance with Article III of the Corporation's Bylaws requiring that advance notice and certain biographical information regarding the proposed nominee be given to the Corporation. If elected, the nominees will serve a three (3) year term, which shall expire at the Annual Meeting of Stockholders in 2001, and until their successors are duly elected and shall have qualified.

The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the three nominees named below.

                           INFORMATION AS TO NOMINEES

The names of the nominees for election as directors in Class I, together with specific information about the nominees, are as follows:

                                                                                    COUNTY BANK
                                                                  DIRECTOR           CORP SHARES
                                     PRINCIPAL                       SINCE               OWNED
                                  OCCUPATION FOR                (INCLUDING            BENEFICIALLY*                % OF
NAME AND AGE                   PAST FIVE (5) YEARS              SUBSIDIARY)           2-28-98                 OUTSTANDING
------------                   -------------------              -----------           -------                 -----------
Curt Carter                    President & CEO                     1979                 3,404                      .58
390 Myers Road                 County Bank Corp and
Lapeer, MI  48446              Lapeer County Bank &
Age:  54                       Trust Co.

Ernest W. Lefever, DPM         Doctor of Podiatry                  1996                   200                      .04
2016 Lakeview Drive
Lapeer, MI  48446
Age: 51

Charles E. Schiedegger         President and Chief                 1991                 4,343                      .74
2848 Galway Bay Drive          Operating Officer
Metamora, MI  48455            Metamora Products
Age:  57                       Corporation

                                         INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                                            WILL CONTINUE AFTER THE 1998 ANNUAL MEETING

CLASS II (TERM EXPIRES 1999)

David H. Bush, O.D.            Doctor of Optometry                 1987                22,028                     3.71
1099 Pinetree
Lapeer, MI  48446
Age:  47

Patrick A. Cronin              Agent                               1993                   732                      .13
286 W. Coulter Road            State Farm Insurance
Lapeer, MI 48446
Age:  44

A. Edward LaClair              President                           1980                 6,054                     1.03
575 Rolling Hills Lane         Ross Automotive Supply
Lapeer, MI 48446               an automotive parts retailer
Age: 69

CLASS III (TERM EXPIRES 2000)

Michael H. Blazo               Vice President                      1987                10,006                     1.69
1427 Tanglewood                Kirk Construction Co.
Lapeer, MI  48446
Age:  50

Thomas K. Butterfield          Partner
1597 Peppermill Road           Taylor, Butterfield, Riseman,       1978                14,700                     2.48
Lapeer, MI  48446              Clark, Howell & Churchill, P.C.
Age:  55                       Attorneys at Law

Timothy Oesch                  President                           1993                 1,416                      .24
1043 N. Madison                Nolin, Oesch, Sieting
Lapeer, MI  48446              & Macksoud, P.C.
Age:  47                       Certified Public Accountants

*Included in the shares set forth in the table above are shares owned by nominee or director, his wife, minor children, certain other family members, controlled corporations or similar business enterprises, and shares over which the nominee or director has full or share voting control and power of disposition.

Executive Officers and Directors, as a group, own 62,883 shares or 10.60% of the total outstanding shares of common stock of the Corporation as of February 28, 1998.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

As the bulk of the assets of County Bank Corp are held in the single subsidiary, Lapeer County Bank & Trust Co., the Corporation utilizes the committees of the Bank. The Board of Directors of County Bank Corp met four times during 1997.

Lapeer County Bank & Trust Co. (the Bank) held fifteen meetings of its Board of Directors, of which twelve were regularly scheduled meetings and three were special meetings. No director of the Bank or the Corporation attended less than 75% of the regularly scheduled and special meetings of the Corporation or the Bank in 1997. Currently, members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank, the Corporation's wholly owned subsidiary.

The Bank currently has the following committees of its Board of Directors: trust, loan and review, audit, compensation, insurance, investment, capital, marketing and nominating. The audit committee consists of Messrs. LaClair, Chairman; Schiedegger, Oesch and Blazo. Their function is to oversee the work assigned to Plante & Moran, LLP, the Bank's external auditors and the internal audit staff. The committee met four times during 1997. The compensation committee consists of Messrs. Butterfield, Chairman; Bush, LaClair and Carter. The function of this committee is to review salaries and benefits of the Bank's officers and employees. The committee met two times during 1997. The nominating committee consists of Messrs. Butterfield, LaClair and Carter. The function of this committee is to review candidates for the Board of Directors of the Corporation and the Bank. The committee did not meet during 1997.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The Corporation does not currently pay fees to its directors. The Bank pays fees to each of its directors at the rate of $400 per board meeting. Additionally, committee members are paid a fee of $100 for each committee meeting attended.

The Corporation does not currently compensate any of its officers, and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co., separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

The following table summarizes compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL                    ALL
                                        COMPENSATION:               OTHER
NAME                    YEAR          SALARY      BONUS          COMPENSATION
------------------------------------  ----------- -----          ------------
Curt Carter             1997       $ 140,491    $  16,500       $  31,201(1)
President, Chief        1996         112,908       13,000          24,403(2)
   Executive Officer    1995          99,104        8,300          18,643(3)

(1) Includes a $24,513 contribution to the Bank's profit sharing plan, $6,000 received from the Bank as director's fees and a $688 matching employer contribution to a 401(k) plan.

(2) Includes a $18,221 contribution to the Bank's profit sharing plan, $6,000 received from the Bank as director's fees and a $182 matching employer contribution to a 401(k) plan.

(3) Includes a $13,961 contribution to the Bank's profit sharing plan, $4,500 received from the Bank as director's fees and a $182 matching employer contribution to a 401(k) plan.

Patrick Brown           1997          91,589       11,000          16,768(4)
Executive Vice          1996          84,835       10,000          14,661(5)
   President            1995          80,734        6,500          12,329(6)



(4) Includes a $14,728 contribution to the Bank's profit sharing plan, $1,500 received from the Bank as Board meeting fees and a $540 matching employer contribution to a 401(k) plan.

(5) Includes a $12,841 contribution to the Bank's profit sharing plan, $1,300 received from the Bank as Board meeting fees and a $520 matching employer contribution to a 401(k) plan.

(6) Includes a $10,684 contribution to the Bank's profit sharing plan, $1,125 received from the Bank as Board meeting fees and a $520 matching employer contribution to a 401(k) plan.

                     TRANSACTIONS WITH DIRECTORS & OFFICERS

Some of the directors and officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 1997. All loans included in such transactions were made on the same terms and conditions as those prevailing at the time for other borrowers, and in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility. On December 31, 1997, loans approximating $3,297,000, which is equal to 14.8% of stockholders' equity, were outstanding to directors, officers and their associated companies.

During 1997 the Bank paid legal fees in the amount of $21,038 to the firm of Taylor, Butterfield, Riseman, Clark, Howell & Churchill, P.C., of which Mr. Butterfield is a partner. The Bank expects to receive legal services from that firm during 1998.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation were reported on by Plante & Moran, LLP, a firm of independent public accountants. Their opinion appears in the 1997 Annual Report of the Corporation.

No fees were paid to Plante & Moran, LLP for non audit services during 1997. A representative of Plante & Moran, LLP will be present at the Annual Meeting and will be available to answer questions asked by the stockholders and will be offered an opportunity to make a statement.

                                  OTHER MATTERS

The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Pursuant to the regulations of the Federal Reserve Bank, the Bank has prepared an annual disclosure statement. If you would like to receive a copy, please write the Bank and we will send you a copy at no charge.

     Attention:  Mr. Joseph Black, Treasurer
     County Bank Corp, PO Box 250, Lapeer, MI  48446-0250

                              STOCKHOLDER PROPOSALS

The deadline for stockholders to submit proposals to be considered for inclusion in Management's proxy, for next year's Annual Meeting of Stockholders, is December 28, 1998. Proposals should be sent by certified mail, return receipt requested to Laird A. Kellie, Secretary, County Bank Corp, 83 W. Nepessing Street, PO Box 250, Lapeer, Michigan 48446.

Curt Carter
President and
Chief Executive Officer

                                COUNTY BANK CORP
                          PROXY FOR 1998 ANNUAL MEETING

The undersigned stockholder of County Bank Corp hereby appoints Curt Carter and/or Laird Kellie or _______________________________ as proxies with full power of substitution to vote all of the capital stock of County Bank Corp, Lapeer, Michigan, registered in the name of the undersigned at the close of business on February 28, 1998 at the Annual Meeting of Stockholders of County Bank Corp, Lapeer, Michigan, to be held at 3:00 p.m., Friday, April 17, 1998 at Edward's of Lapeer, 325 E. Genesee St., Lapeer, Michigan.


1. To elect the following nominees to the Board of Directors:

   Class I Directors (Term expires 2001):  Curt Carter
                                           Dr. Ernest W. Lefever
                                           Charles E. Schiedegger

               FOR  (     )             WITHHOLD  (     )      AGAINST  (     )

(NOTE: Withhold authority to vote for a nominee by placing his name on the line below:)

        -----------------------------------------------------------------

2. To transact such other business as may properly come before the meeting or any adjournment thereof:


This proxy confers authority to vote "FOR" each proposition listed above unless "AGAINST," or "WITHHOLD" is indicated. If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors. All shares represented by properly executed proxies will be voted as directed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

DATED_____________ NUMBER OF SHARES____________   ______________________________

                                                  ______________________________
                                                  Signature(s) of Stockholder(s)

                                                  (All joint owners must sign.
                                                  When signing as Attorney,
                                                  Executor, Administrator,
                                                  Trustee, or Guardian, please
                                                  give full title.

                                                  If more than one Trustee, ALL
                                                  should sign.)

                                                  PLEASE SIGN AND RETURN
                                                  IMMEDIATELY IN THE ENCLOSED
                                                  ENVELOPE.